Execution Version
Exhibit 10.12.2
AMENDMENT TO THE LICENSE AGREEMENT

This Amendment is entered into as of November 20, 2024 (the “Amendment Effective Date”) by and between Aegis Therapeutics, LLC, having a principal place of business at 3430 Carmel Mount Road, Suite 300, San Diego, CA 92121 (“Aegis”), Indivior Inc., having a principal place of business at 10710 Midlothian Turnpike, Suite 125, Midlothian, Virginia 23235 (“Indivior”), and Indivior UK Limited, having a principal place of business at The Chapleo Building, Henry Boot Way, Priority Park, Hull HU4 7DY, United Kingdom (“Indivior UK”) (individually each a “Party” and collectively the “Parties”).

WHEREAS, on January 1, 2017, Aegis entered into a License Agreement with Opiant Pharmaceuticals, Inc. (“Licensee”) whereby Aegis granted to Licensee a license to certain Aegis Technology in combination with certain Compounds as set forth therein (“License Agreement”);

WHEREAS, on March 2, 2023, Indivior acquired Licensee, and subsequently Licensee was merged with and into Indivior and as a result (i) succeeded Licensee with respect to Licensee’s rights and obligations under the License Agreement, and (ii) acquired Licensee’s rights in Opiant’s Patents;

WHEREAS, the Parties have been in discussion concerning the Party best suited to handle the prosecution and enforcement of certain Aegis Patent Rights that are exclusively licensed from Aegis to Indivior pursuant to the License Agreement that pertain to the Product and the Parties have agreed that such Patent Rights identified herein should be assigned to Indivior;

NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend and hereby do amend the License Agreement as follows:

1.All capitalized terms in this Amendment that are not specifically defined herein shall have the meaning set forth in the License Agreement.

2.Section 6.2 is amended and restated in its entirety as follows:
6.2 Prosecution and Maintenance of Opiant Patent Rights. Opiant shall have the sole right (but not the obligation), at its expense, to prepare, file, prosecute and maintain the OPIANT Patent Rights.

6.2.1 Assignment of Certain AEGIS Patent Rights. Aegis hereby assigns all right, title and interest in and to (a) the Patents and Patent Applications set forth in Exhibit 1, (b) all patents that in the future may issue from any of the Patent Applications in Exhibit 1, and (c) all divisionals, continuations, continuations-in-part, reissues, renewals, extensions or additions to any Patents and Patent Applications in Exhibit 1 (collectively, the “Assigned Patents”). As of the Amendment Effective Date, such Assigned Patents

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shall be deemed Opiant Patent Rights and Opiant shall have all right, title and interest to prosecute, maintain and enforce such Patent Rights. Aegis shall execute the assignments set forth in Exhibits 2A and 2B, and any other lawful paper or instrument as may be necessary to effectuate such assignment. SUCH PATENT ASSIGNMENTS ARE “AS IS” AND AEGIS MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY, OR INVENTORSHIP REGARDING THE PATENTS AND PATENT APPLICATIONS IN EXHIBIT 1. AEGIS HEREBY REPRESENTS THAT, TO AEGIS’ KNOWLEDGE: EACH OWNER AND INVENTOR OF EACH OF THE PATENTS AND APPLICATIONS IN EXHIBIT 1 HAS COMPLIED WITH ALL APPLICABLE DUTIES OF CANDOR AND GOOD FAITH IN DEALING WITH ANY PATENT OFFICE, INCLUDING THE DUTY TO DISCLOSE TO ANY APPLICABLE PATENT OFFICE ALL INFORMATION KNOWN TO BE MATERIAL TO PATENTABILITY OF ANY CLAIM IN ANY PATENT OR APPLICATION IN EXHIBIT 1; AND NEITHER AEGIS NOR ANY THIRD PARTY HAS UNDERTAKEN OR OMITTED TO UNDERTAKE ANY ACTS, AND TO ITS KNOWLEDGE, NO CIRCUMSTANCES OR GROUNDS EXIST, THAT WOULD INVALIDATE, REDUCE OR ELIMINATE, IN WHOLE OR IN PART, THE ENFORCEABILITY, VALIDITY, OR SCOPE OF ANY CLAIM IN ANY PATENT OR APPLICATION IN EXHIBIT 1.

3.Section 6.5.2 is amended and restated in its entirety as follows:

6.5.2 Paragraph IV Claims. Notwithstanding Section 6.5.6, Opiant shall have the right, at its sole discretion and expense, to institute, prosecute, defend, and control any patent infringement litigation suit based on a Paragraph IV certification (i.e., an ANDA patent infringement litigation involving a patent listed pursuant to 21 U.S.C. Section 355(a)(2)(A)(iv)) or any equivalent action outside the United States involving any Assigned Patent. If required or requested by Opiant, Aegis shall cooperate fully in such litigation as a third-party at its own expense. In the event that AEGIS is named in or becomes a party to such litigation, OPIANT shall pay for all expenses, including attorneys’ fees, incurred by AEGIS. Any recovery realized as a result of such litigation shall be first applied to litigation expenses incurred by OPIANT under this Section 6.5.2. Any remaining recovery realized from litigation brought pursuant to this Section 6.5.2 shall be treated as profits on sales of Products for purposes of determining Net Sales under this License Agreement, with AEGIS receiving the applicable royalty for purposes of Section 4.4 on such deemed Net Sales, and OPIANT receiving the remainder. For purposes of illustration, if the recovery under this Section 6.5.2 is $100 Million (U.S. $100,000,000), after reimbursement of any reasonable litigation expenses, and OPIANT’s gross margin for the Product as determined for the most-recent Calendar Quarter completed prior to the initial certification or infringing action was eighty percent

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(80%), then the Net Sales would be deemed to be One Hundred Twenty-Five Million U.S. dollars ($125,000,000) and such amount would be included in the next royalty report pursuant to Section 4.5.

4.Section 10.8 is amended and restated in its entirety as follows:

10.8    Notices. Any notice, report, communication, or consent required or permitted by this License Agreement shall be in writing and shall be sent by a Party (a) by prepaid registered or certified mail, return receipt requested, or (b) by overnight express delivery service by a nationally recognized courier, addressed to the other Party at the address shown below or at such other address as such Party gives notice hereunder. Such notice will be deemed to have been given when delivered or, if delivery is not accomplished by some fault of the addressee, when tendered.

If to Aegis:

Aegis Therapeutics, LLC
3430 Carmel Mount Road
Suite 300
San Diego, CA 92121

Attn: Jenny Alonso

with a copy to (which alone shall not constitute notice):

DLA Piper US LLP
One Liberty Place
1650 Market Street, Suite 5000
Philadelphia, PA 19103

Attn: Raymond A. Miller

If to Indivior or Indivior UK:

Indivior, Inc.
10710 Midlothian Turnpike
Suite 125
North Chesterfield, Virginia, 23235
Attn: Chief Legal Officer

5.The definition of “Valid Claim” as set forth in Exhibit A (Definitions) is amended and restated in its entirety as follows:

“Valid Claim” shall mean, on a country-by-country basis, either (a) a claim of an issued and unexpired patent in any of the Assigned Patents, which has not been held permanently revoked, unenforceable, or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable, or unappealed within the time allowed for appeal, or

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which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise, or (b) a claim of a pending patent application in any of the Assigned Patents, which claim was filed in good faith and has not been abandoned or finally disallowed without the possibility of appeal or refiling of such application.

6.Except as set forth in this Amendment, the Agreement is unaffected and shall continue in full force and effect in accordance with its terms. If there is a conflict between this Amendment and the Agreement, the terms of this Amendment shall prevail and control.

7.This Amendment and each Party’s obligations shall be binding on the respective party and its representatives, assigns and successors. Each Party has signed this Amendment through its authorized representatives.

The Parties hereby agree to the above terms of the Amendment to the License Agreement, and acknowledge the same by the following signatures.

AEGIS THERAPEUTICS, LLC

________________________________    Dated: __________________________

INDIVIOR INC.

________________________________    Dated: __________________________

INDIVIOR UK

________________________________    Dated: __________________________

Execution Version

Exhibit 1

Ref. No.	Country	Title	Application No.	Filing Date	Patent No.	Status
148570-002800	UNITED STATES	COMPOSITIONS AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	62/354,465	6/24/2016		EXPIRED
148570-002801	UNITED STATES	COMPOSITIONS, DEVICES AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	16/311,944	12/20/2018		ABANDONED
148570-002802	WIPO	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	PCT/US2017/039300	6/26/2017		NAT PHASE
148570-002803	EUROPE	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	17816377.0	6/26/2017		PUBLISHED
148570-002804	JAPAN	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	2018-567665	6/26/2017		ABANDONED
148570-002805	CANADA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	3028731	6/26/2017		PUBLISHED
148570-002806	MEXICO	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	MX/a/2018/015985	6/26/2017	396982	ISSUED
148570-002807	AUSTRALIA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	2017281941	6/26/2017		ABANDONED
148570-002808	CHINA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	201780044057.3	6/26/2017		ABANDONED
148570-002809	SOUTH KOREA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	10-2019-7001264	6/26/2017	10-2453781	ISSUED

Execution Version

148570-002810	UNITED STATES	COMPOSITIONS AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	62/419,736	11/9/2016		EXPIRED
148570-002811	UNITED STATES	COMPOSITIONS, DEVICES AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	18/392,008	12/21/2023		PENDING
148570-002813	HONG KONG	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	19128321.7	6/26/2017		PUBLISHED
148570-002814	JAPAN	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	2022-058125	6/26/2017	7492548	ISSUED
148570-002816	NEW ZEALAND	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	750067	6/26/2017		PUBLISHED
148570-002817	AUSTRALIA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	2023202420	6/26/2017		PUBLISHED
148570-002819	SOUTH KOREA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	10-2022-7034876	6/26/2017	10-2634829	ISSUED
148570-002826	PHILIPPINES	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	1-2018-502738	6/26/2017		PUBLISHED
148570-002827	SINGAPORE	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	11201811580S	6/26/2017		ABANDONED
148570-002828	RUSSIA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	2019101810	6/26/2017	2767062	ISSUED
148570-002836	MEXICO	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	MX/a/2022/013671	6/26/2017		PUBLISHED

Execution Version

148570-002837	SINGAPORE	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	10202013034Q	6/26/2017	PUBLISHED
148570-002838	RUSSIA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	2022103366	6/26/2017	PUBLISHED
148570-002846	PHILIPPINES	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER			MAILED
148570-002900	UNITED STATES	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE AND OPIOID RECEPTOR MEDIATED CONDITIONS	62/419,743	11/9/2016	EXPIRED
148570-002901	UNITED STATES	COMPOSITIONS, DEVICES AND METHODS FOR THE TREATMENT OF OPIOID-RECEPTOR-MEDIATED CONDITIONS	16/348,031	5/7/2019	ABANDONED
148570-002902	WIPO	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OPIOID-RECEPTOR-MEDIATED CONDITIONS	PCT/US2017/060963	11/9/2017	NAT PHASE
148570-002903	EUROPE	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OPIOID-RECEPTOR-MEDIATED CONDITIONS	17868907.1	11/9/2017	PUBLISHED
148570-002905	CANADA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OPIOID-RECEPTOR-MEDIATED CONDITIONS	3043028	11/9/2017	PUBLISHED
148570-002910	UNITED STATES	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OPIOID-OVERDOSE AND OPIOID-RECEPTOR-MEDIATED CONDITIONS	62/525,057	6/26/2017	EXPIRED
148570-002911	UNITED STATES	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OPIOID-RECEPTOR-MEDIATED CONDITIONS	17/024,149	9/17/2020	TO ABAND

Execution Version

148570-002913	HONG KONG	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OPIOID-RECEPTOR-MEDIATED CONDITIONS	62020003373.1	11/9/2017		PUBLISHED
148570-002921	UNITED STATES	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OPIOID-RECEPTOR-MEDIATED CONDITIONS	18/758,640	6/28/2024		PENDING
148570-003000	UNITED STATES	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	62/424,378	11/18/2016		EXPIRED
148570-003001	UNITED STATES	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	16/461,354	5/15/2019	11,458,091	ISSUED
148570-003002	WIPO	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	PCT/US2017/060964	11/9/2017		NAT PHASE
148570-003003	EUROPE	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	17871739.3	11/9/2017		PUBLISHED
148570-003004	JAPAN	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	2019-526565	11/9/2017	7312698	ISSUED
148570-003005	CANADA	INTRANASAL NALMEFENE COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	3044221	11/9/2017		PUBLISHED
148570-003006	ISRAEL	COMPOSITIONS, DEVICES AND METHODS OF USING INTRANASAL NALMEFENE AND DODECYL MALTOSIDE FOR TREATMENT OF OPIOID OVERDOSE	266674	11/9/2017	266674	ISSUED
148570-003007	AUSTRALIA	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	2017360910	11/9/2017	2017360910	ISSUED
148570-003008	CHINA	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	201780081719.4	11/9/2017		PUBLISHED

Execution Version

148570-003009	RUSSIA	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	2019118465	11/9/2017	2769397	ISSUED
148570-003011	UNITED STATES	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	17/881,191	8/4/2022		ABANDONED
148570-003013	HONG KONG	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	62020001439.2	11/9/2017		PUBLISHED
148570-003014	JAPAN	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	2023-112864	11/9/2017		PUBLISHED
148570-003016	ISRAEL	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	312012	11/9/2017		PUBLISHED
148570-003017	AUSTRALIA	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	2024201047	11/9/2017		PUBLISHED
148570-003021	UNITED STATES	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	18/753,188	6/25/2024		PENDING
148570-003100	UNITED STATES	FORMULATIONS AND METHODS FOR THE PREVENTION OF OPIOID OVERDOSE	62/672,950	5/17/2018		EXPIRED
148570-003101	UNITED STATES	FORMULATIONS AND METHODS FOR THE PREVENTION OF OPIOID OVERDOSE	17/055,647	11/16/2020		ABANDONED
148570-003102	WIPO	FORMULATIONS AND METHODS FOR THE PREVENTION OF OPIOID OVERDOSE	PCT/US2019/032498	5/15/2019		NAT PHASE
148570-003103	EUROPE	FORMULATIONS AND METHODS FOR THE PREVENTION OF OPIOID OVERDOSE	19804071.9	5/15/2019		PUBLISHED
148570-003105	CANADA	FORMULATIONS AND METHODS FOR THE PREVENTION OF OPIOID OVERDOSE	3100834	5/15/2019		PUBLISHED
148570-003111	UNITED STATES	FORMULATIONS AND METHODS FOR THE PREVENTION OF OPIOID OVERDOSE	18/436,976	2/8/2024		PUBLISHED

Execution Version

148570-003133	HONG KONG	FORMULATIONS AND METHODS FOR THE PREVENTION OF OPIOID OVERDOSE	62021039241.6	5/15/2019	PUBLISHED
148570-003200	UNITED STATES	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	62/782,943	12/20/2018	EXPIRED
148570-003201	UNITED STATES	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	16/721,872	12/19/2019	ABANDONED
148570-003202	WIPO	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	PCT/US2019/067513	12/19/2019	NAT PHASE
148570-003203	EUROPE	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	19898164.9	12/19/2019	PUBLISHED
148570-003204	JAPAN	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	2021-535535	12/19/2019	ABANDONED
148570-003205	CANADA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	3124202	12/19/2019	PUBLISHED
148570-003206	MEXICO	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	MX/a/2021/007522	12/19/2019	PUBLISHED
148570-003207	AUSTRALIA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	2019403368	12/19/2019	PUBLISHED
148570-003208	CHINA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	201980092189.2	12/19/2019	PUBLISHED

Execution Version

148570-003209	SOUTH KOREA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	10-2021-7022386	12/19/2019	PUBLISHED
148570-003211	UNITED STATES	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	18/392,013	12/21/2023	PENDING
148570-003214	JAPAN	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	2024-141729	12/19/2019	PENDING
148570-003237	NEW ZEALAND	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	777994	12/19/2019	PUBLISHED
148570-003238	ISRAEL	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	284117	12/19/2019	PUBLISHED
148570-003239	PHILIPPINES	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	1-2021-551465	12/19/2019	PUBLISHED
148570-003243	HONG KONG	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	62021043484.6	12/19/2019	PUBLISHED
148570-003246	RUSSIA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	2021121189	12/19/2019	PUBLISHED
148570-003248	SINGAPORE	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	11202106531V	12/19/2019	ABANDONED
148570-003258	SINGAPORE	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	10202301750Q	12/19/2019	PUBLISHED

Execution Version

UNITED STATES	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	17/881,306	08/04/2022	PUBLISHED
UNITED STATES	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	63/229,300	8/4/2021
AUSTRALIA	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	2022323269	2/2/2024
CANADA	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	3227828	2/1/2024
EUROPE	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	22853922.7	3/4/2024
ISRAEL	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	310566	1/31/2024
MEXICO	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	MX/a/2024/001659	2/2/2024
NEW ZEALAND	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	807981	2/5/2024
WIPO	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	PCT/US/2022/039463	08/04/2022
EUROPE	METHODS, PARENTERAL PHARMACEUTICAL FORMULATIONS, AND DEVICES FOR THE PREVENTION OF OPIOID OVERDOSE	19881497.2	6/7/2021
HONG KONG	METHODS, PARENTERAL PHARMACEUTICAL FORMULATIONS, AND DEVICES FOR THE PREVENTION OF OPIOID OVERDOSE	62022049987	3/15/2022
UNITED STATES	METHODS, PARENTERAL PHARMACEUTICAL FORMULATIONS, AND DEVICES FOR THE PREVENTION OF OPIOID OVERDOSE	62/756,903	11/7/2018

Execution Version

UNITED STATES	METHODS, PARENTERAL PHARMACEUTICAL FORMULATIONS, AND DEVICES FOR THE PREVENTION OF OPIOID OVERDOSE	17/291,979	5/6/2021
UNITED STATES	METHODS, PARENTERAL PHARMACEUTICAL FORMULATIONS, AND DEVICES FOR THE PREVENTION OF OPIOID OVERDOSE	17/319,221	5/13/2021
UNITED STATES	METHODS, PARENTERAL PHARMACEUTICAL FORMULATIONS, AND DEVICES FOR THE PREVENTION OF OPIOID OVERDOSE	18/174,858	2/27/2023
WIPO	METHODS, PARENTERAL PHARMACEUTICAL FORMULATIONS, AND DEVICES FOR THE PREVENTION OF OPIOID OVERDOSE	PCT/US2019/060185	11/7/2019

Execution Version
Exhibit 2A
PATENT ASSIGNMENT AGREEMENT

This Patent Assignment Agreement (this “Patent Assignment”) is entered this the 20th day of November 2024, by and among Aegis Therapeutics, LLC, having a principal place of business at 3430 Carmel Mount Road, Suite 300, San Diego, CA 92121 (“Aegis”), and Indivior Inc., having a principal place of business at 10710 Midlothian Turnpike, Suite 125, Midlothian, Virginia 23235 (“Indivior”), individually (each a “Party”) and collectively (the “Parties).

WHEREAS, on January 1, 2017, Aegis entered into a License Agreement with Opiant Pharmaceuticals, Inc. (“Licensee”) whereby Aegis granted to Licensee a license to certain Aegis Technology in combination with certain Compounds as set forth therein (“License Agreement”);

WHEREAS, on March 2, 2023, Indivior acquired Licensee, and subsequently Licensee was merged with and into Indivior and as a result (i) succeeded Licensee with respect to Licensee’s rights and obligations under the License Agreement, and (ii) acquired Licensee’s rights in Opiant’s Patents;

WHEREAS, simultaneously herewith, the Parties entered into an Amendment to the License Agreement;

NOW, THEREFORE, in consideration of the Amendment to the License Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.Conveyance and Acceptance of the Patents. (a) Aegis does hereby sell, convey, deliver, set over, transfer and assign to Indivior or its heirs, successors, assigns, or other legal representatives to all of their rights, title and interest in and to (i) all patents and patent applications listed on Schedule A attached hereto, (ii) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, substitutions, provisionals, converted provisionals, and continued prosecution applications, renewals, supplementary protection certificates, registrations, extensions, reissues, or reexaminations, (iii) any and all patents that have issued or in the future issue from the foregoing patents and patent applications described in clause (i), including utility models, petty patents and design patents and certificates of invention, (iv) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations, supplemental examinations, inter partes reviews, post- grant reviews, oppositions and other existing or future post-issuance proceedings, and extensions (including future pending or issued unexpired patent term extension or supplemental protection certificate or equivalent extension right) of the foregoing patents or patent

Execution Version
applications described in clauses (i)–(iii), (v) any and all letters patent in the United States and all foreign countries which may be granted therefore and thereon, (vi) all rights under the International Convention for the Protection of Industrial Property, and (vii) file any and all divisional, continuation, and continuation-in-part applications claiming priority to the patents or patent applications described in clauses (i)–(iii) and seek reissues, reexaminations, adjustments, or extensions of any patent claiming priority to the patents or patent applications described in clauses (i)–(iii) (collectively, the “Patents”), in each case (i)-(vii), the same to be held and enjoyed by Indivior for its own use and benefit to the full end of the term for the Patents that may be granted or extended, as fully and entirely as the same would have been held and enjoyed by Aegis had this assignment not been made, including all benefits, privileges, causes of action and remedies relating to, or otherwise derived from, such Patents, including the right to any damages accrued for infringement of the Patents prior to the date of this Assignment of Patents and the right to any extension, supplemental protection certificate or equivalent extension right; and (b) Indivior accepts such assignment.

2.Recordation. Aegis does hereby consent to and authorize the United States Patent and Trademark Office or any other governmental office or agency in each jurisdiction outside of the United States to record this Patent Assignment and to issue any and all patents or certificates of invention which may be granted upon any of the Patents in the name of Indivior, as the assignee to the entire interest therein. Indivior shall have the right to file patent applications related to the Patents in any country.

3.Further Acts. Aegis will assist Indivior (at Indivior’s sole cost and expense) in connection with any such recording, and shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as Indivior may reasonably request in order to fulfill the purposes and intent of this Patent Assignment. Aegis hereby authorizes and requests the Director of the United States Patent and Trademark Office and any foreign patent office to issue such letters patent as shall be granted upon said application, or applications based on the Patents, to Indivior, its successors, assigns, or legal representatives.

[Signature page follows]

Execution Version
IN WITNESS WHEREOF, Aegis and Indivior have executed this Patent Assignment as of the date first written above.

AEGIS THERAPEUTICS, LLC

________________________________    Dated: __________________________

INDIVIOR INC.

________________________________    Dated: __________________________

Execution Version
Schedule A

Ref. No.	Country	Title	Application No.	Filing Date	Patent No.	Status
148570-003000	UNITED STATES	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	62/424,378	11/18/2016		EXPIRED
148570-003001	UNITED STATES	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	16/461,354	5/15/2019	11,458,091	ISSUED
148570-003002	WIPO	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	PCT/US2017/060964	11/9/2017		NAT PHASE
148570-003003	EUROPE	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	17871739.3	11/9/2017		PUBLISHED
148570-003004	JAPAN	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	2019-526565	11/9/2017	7312698	ISSUED
148570-003005	CANADA	INTRANASAL NALMEFENE COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	3044221	11/9/2017		PUBLISHED
148570-003006	ISRAEL	COMPOSITIONS, DEVICES AND METHODS OF USING INTRANASAL NALMEFENE AND DODECYL MALTOSIDE FOR TREATMENT OF OPIOID OVERDOSE	266674	11/9/2017	266674	ISSUED
148570-003007	AUSTRALIA	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	2017360910	11/9/2017	2017360910	ISSUED
148570-003008	CHINA	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	201780081719.4	11/9/2017		PUBLISHED
148570-003009	RUSSIA	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	2019118465	11/9/2017	2769397	ISSUED
148570-003011	UNITED STATES	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	17/881,191	8/4/2022		ABANDONED

Execution Version

148570-003013	HONG KONG	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	62020001439.2	11/9/2017	PUBLISHED
148570-003014	JAPAN	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	2023-112864	11/9/2017	PUBLISHED
148570-003016	ISRAEL	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	312012	11/9/2017	PUBLISHED
148570-003017	AUSTRALIA	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	2024201047	11/9/2017	PUBLISHED
148570-003021	UNITED STATES	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	18/753,188	6/25/2024	PENDING
148570-003100	UNITED STATES	FORMULATIONS AND METHODS FOR THE PREVENTION OF OPIOID OVERDOSE	62/672,950	5/17/2018	EXPIRED
148570-003101	UNITED STATES	FORMULATIONS AND METHODS FOR THE PREVENTION OF OPIOID OVERDOSE	17/055,647	11/16/2020	ABANDONED
148570-003102	WIPO	FORMULATIONS AND METHODS FOR THE PREVENTION OF OPIOID OVERDOSE	PCT/US2019/032498	5/15/2019	NAT PHASE
148570-003103	EUROPE	FORMULATIONS AND METHODS FOR THE PREVENTION OF OPIOID OVERDOSE	19804071.9	5/15/2019	PUBLISHED
148570-003105	CANADA	FORMULATIONS AND METHODS FOR THE PREVENTION OF OPIOID OVERDOSE	3100834	5/15/2019	PUBLISHED
148570-003111	UNITED STATES	FORMULATIONS AND METHODS FOR THE PREVENTION OF OPIOID OVERDOSE	18/436,976	2/8/2024	PUBLISHED
	UNITED STATES	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	17/881,306	08/04/2022	PUBLISHED
	UNITED STATES	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	63/229,300	8/4/2021

Execution Version

AUSTRALIA	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	2022323269	2/2/2024
CANADA	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	3227828	2/1/2024
EUROPE	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	22853922.7	3/4/2024
ISRAEL	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	310566	1/31/2024
MEXICO	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	MX/a/2024/001659	2/2/2024
NEW ZEALAND	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	807981	2/5/2024
WIPO	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE	PCT/US/2022/039463	08/04/2022
EUROPE	METHODS, PARENTERAL PHARMACEUTICAL FORMULATIONS, AND DEVICES FOR THE PREVENTION OF OPIOID OVERDOSE	19881497.2	6/7/2021
HONG KONG	METHODS, PARENTERAL PHARMACEUTICAL FORMULATIONS, AND DEVICES FOR THE PREVENTION OF OPIOID OVERDOSE	62022049987	3/15/2022
UNITED STATES	METHODS, PARENTERAL PHARMACEUTICAL FORMULATIONS, AND DEVICES FOR THE PREVENTION OF OPIOID OVERDOSE	62/756,903	11/7/2018
UNITED STATES	METHODS, PARENTERAL PHARMACEUTICAL FORMULATIONS, AND DEVICES FOR THE PREVENTION OF OPIOID OVERDOSE	17/291,979	5/6/2021

Execution Version

UNITED STATES	METHODS, PARENTERAL PHARMACEUTICAL FORMULATIONS, AND DEVICES FOR THE PREVENTION OF OPIOID OVERDOSE	17/319,221	5/13/2021
UNITED STATES	METHODS, PARENTERAL PHARMACEUTICAL FORMULATIONS, AND DEVICES FOR THE PREVENTION OF OPIOID OVERDOSE	18/174,858	2/27/2023
WIPO	METHODS, PARENTERAL PHARMACEUTICAL FORMULATIONS, AND DEVICES FOR THE PREVENTION OF OPIOID OVERDOSE	PCT/US2019/060185	11/7/2019

Execution Version
Exhibit 2B
PATENT ASSIGNMENT AGREEMENT

This Patent Assignment Agreement (this “Patent Assignment”) is entered this the 20th day of November 2024, by and among Aegis Therapeutics, LLC, having a principal place of business at 3430 Carmel Mount Road, Suite 300, San Diego, CA 92121 (“Aegis”), Indivior Inc., having a principal place of business at 10710 Midlothian Turnpike, Suite 125, Midlothian, Virginia 23235 (“Indivior”), and Indivior UK Limited, having a principal place of business at The Chapleo Building, Henry Boot Way, Priority Park, Hull HU4 7DY, United Kingdom (“Indivior UK”), individually (each a “Party”) and collectively (the “Parties).

WHEREAS, on January 1, 2017, Aegis entered into a License Agreement with Opiant Pharmaceuticals, Inc. (“Licensee”) whereby Aegis granted to Licensee a license to certain Aegis Technology in combination with certain Compounds as set forth therein (“License Agreement”);

WHEREAS, on March 2, 2023, Indivior acquired Licensee, and subsequently Licensee was merged with and into Indivior and as a result (i) succeeded Licensee with respect to Licensee’s rights and obligations under the License Agreement, and (ii) acquired Licensee’s rights in Opiant’s Patents;

WHEREAS, simultaneously herewith, the Parties entered into an Amendment to the License Agreement;

NOW, THEREFORE, in consideration of the Amendment to the License Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.Conveyance and Acceptance of the Patents. (a) Aegis does hereby sell, convey, deliver, set over, transfer and assign to Indivior UK or its heirs, successors, assigns, or other legal representatives to all of their rights, title and interest in and to (i) all patents and patent applications listed on Schedule B attached hereto, (ii) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, substitutions, provisionals, converted provisionals, and continued prosecution applications, renewals, supplementary protection certificates, registrations, extensions, reissues, or reexaminations, (iii) any and all patents that have issued or in the future issue from the foregoing patents and patent applications described in clause (i), including utility models, petty patents and design patents and certificates of invention, (iv) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations, supplemental examinations, inter partes reviews, post- grant reviews, oppositions and other existing or future post-issuance proceedings, and extensions (including future pending or issued unexpired patent term extension or supplemental

Execution Version
protection certificate or equivalent extension right) of the foregoing patents or patent applications described in clauses (i)–(iii), (v) any and all letters patent in the United States and all foreign countries which may be granted therefore and thereon, (vi) all rights under the International Convention for the Protection of Industrial Property, and (vii) file any and all divisional, continuation, and continuation-in-part applications claiming priority to the patents or patent applications described in clauses (i)–(iii) and seek reissues, reexaminations, adjustments, or extensions of any patent claiming priority to the patents or patent applications described in clauses (i)–(iii) (collectively, the “Patents”), in each case (i)-(vii), the same to be held and enjoyed by Indivior UK for its own use and benefit to the full end of the term for the Patents that may be granted or extended, as fully and entirely as the same would have been held and enjoyed by Aegis had this assignment not been made, including all benefits, privileges, causes of action and remedies relating to, or otherwise derived from, such Patents, including the right to any damages accrued for infringement of the Patents prior to the date of this Assignment of Patents and the right to any extension, supplemental protection certificate or equivalent extension right; and (b) Indivior UK accepts such assignment.

2.Recordation. Aegis does hereby consent to and authorize the United States Patent and Trademark Office or any other governmental office or agency in each jurisdiction outside of the United States to record this Patent Assignment and to issue any and all patents or certificates of invention which may be granted upon any of the Patents in the name of Indivior UK, as the assignee to the entire interest therein. Indivior UK shall have the right to file patent applications related to the Patents in any country.

3.Further Acts. Aegis will assist Indivior UK (at Indivior UK’s sole cost and expense) in connection with any such recording, and shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as Indivior UK may reasonably request in order to fulfill the purposes and intent of this Patent Assignment. Aegis hereby authorizes and requests the Director of the United States Patent and Trademark Office and any foreign patent office to issue such letters patent as shall be granted upon said application, or applications based on the Patents, to Indivior UK, its successors, assigns, or legal representatives.

[Signature page follows]

Execution Version
IN WITNESS WHEREOF, Aegis and Indivior have executed this Patent Assignment as of the date first written above.

AEGIS THERAPEUTICS, LLC

________________________________    Dated: __________________________

INDIVIOR INC.

________________________________    Dated: __________________________

INDIVIOR UK

________________________________    Dated: __________________________

Execution Version
Schedule B

Ref. No.	Country	Title	Application No.	Filing Date	Patent No.	Status
148570-002800	UNITED STATES	COMPOSITIONS AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	62/354,465	6/24/2016		EXPIRED
148570-002801	UNITED STATES	COMPOSITIONS, DEVICES AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	16/311,944	12/20/2018		ABANDONED
148570-002802	WIPO	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	PCT/US2017/039300	6/26/2017		NAT PHASE
148570-002803	EUROPE	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	17816377.0	6/26/2017		PUBLISHED
148570-002804	JAPAN	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	2018-567665	6/26/2017		ABANDONED
148570-002805	CANADA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	3028731	6/26/2017		PUBLISHED
148570-002806	MEXICO	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	MX/a/2018/015985	6/26/2017	396982	ISSUED
148570-002807	AUSTRALIA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	2017281941	6/26/2017		ABANDONED
148570-002808	CHINA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	201780044057.3	6/26/2017		ABANDONED
148570-002809	SOUTH KOREA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	10-2019-7001264	6/26/2017	10-2453781	ISSUED

Execution Version

148570-002810	UNITED STATES	COMPOSITIONS AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	62/419,736	11/9/2016		EXPIRED
148570-002811	UNITED STATES	COMPOSITIONS, DEVICES AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	18/392,008	12/21/2023		PENDING
148570-002813	HONG KONG	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	19128321.7	6/26/2017		PUBLISHED
148570-002814	JAPAN	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	2022-058125	6/26/2017	7492548	ISSUED
148570-002816	NEW ZEALAND	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	750067	6/26/2017		PUBLISHED
148570-002817	AUSTRALIA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	2023202420	6/26/2017		PUBLISHED
148570-002819	SOUTH KOREA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	10-2022-7034876	6/26/2017	10-2634829	ISSUED
148570-002826	PHILIPPINES	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	1-2018-502738	6/26/2017		PUBLISHED
148570-002827	SINGAPORE	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	11201811580S	6/26/2017		ABANDONED
148570-002828	RUSSIA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	2019101810	6/26/2017	2767062	ISSUED
148570-002836	MEXICO	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	MX/a/2022/013671	6/26/2017		PUBLISHED

Execution Version

148570-002837	SINGAPORE	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	10202013034Q	6/26/2017	PUBLISHED
148570-002838	RUSSIA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER	2022103366	6/26/2017	PUBLISHED
148570-002846	PHILIPPINES	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF ALCOHOL USE DISORDER			MAILED
148570-002900	UNITED STATES	COMPOSITIONS AND METHODS FOR THE TREATMENT OF OPIOID OVERDOSE AND OPIOID RECEPTOR MEDIATED CONDITIONS	62/419,743	11/9/2016	EXPIRED
148570-002901	UNITED STATES	COMPOSITIONS, DEVICES AND METHODS FOR THE TREATMENT OF OPIOID-RECEPTOR-MEDIATED CONDITIONS	16/348,031	5/7/2019	ABANDONED
148570-002902	WIPO	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OPIOID-RECEPTOR-MEDIATED CONDITIONS	PCT/US2017/060963	11/9/2017	NAT PHASE
148570-002903	EUROPE	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OPIOID-RECEPTOR-MEDIATED CONDITIONS	17868907.1	11/9/2017	PUBLISHED
148570-002905	CANADA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OPIOID-RECEPTOR-MEDIATED CONDITIONS	3043028	11/9/2017	PUBLISHED
148570-002910	UNITED STATES	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OPIOID-OVERDOSE AND OPIOID-RECEPTOR-MEDIATED CONDITIONS	62/525,057	6/26/2017	EXPIRED
148570-002911	UNITED STATES	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OPIOID-RECEPTOR-MEDIATED CONDITIONS	17/024,149	9/17/2020	TO ABAND

Execution Version

148570-002913	HONG KONG	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OPIOID-RECEPTOR-MEDIATED CONDITIONS	62020003373.1	11/9/2017	PUBLISHED
148570-002921	UNITED STATES	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OPIOID-RECEPTOR-MEDIATED CONDITIONS	18/758,640	6/28/2024	PENDING
148570-003133	HONG KONG	FORMULATIONS AND METHODS FOR THE PREVENTION OF OPIOID OVERDOSE	62021039241.6	5/15/2019	PUBLISHED
148570-003200	UNITED STATES	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	62/782,943	12/20/2018	EXPIRED
148570-003201	UNITED STATES	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	16/721,872	12/19/2019	ABANDONED
148570-003202	WIPO	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	PCT/US2019/067513	12/19/2019	NAT PHASE
148570-003203	EUROPE	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	19898164.9	12/19/2019	PUBLISHED
148570-003204	JAPAN	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	2021-535535	12/19/2019	ABANDONED
148570-003205	CANADA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	3124202	12/19/2019	PUBLISHED
148570-003206	MEXICO	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	MX/a/2021/007522	12/19/2019	PUBLISHED

Execution Version

148570-003207	AUSTRALIA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	2019403368	12/19/2019	PUBLISHED
148570-003208	CHINA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	201980092189.2	12/19/2019	PUBLISHED
148570-003209	SOUTH KOREA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	10-2021-7022386	12/19/2019	PUBLISHED
148570-003211	UNITED STATES	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	18/392,013	12/21/2023	PENDING
148570-003214	JAPAN	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	2024-141729	12/19/2019	PENDING
148570-003237	NEW ZEALAND	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	777994	12/19/2019	PUBLISHED
148570-003238	ISRAEL	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	284117	12/19/2019	PUBLISHED
148570-003239	PHILIPPINES	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	1-2021-551465	12/19/2019	PUBLISHED
148570-003243	HONG KONG	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	62021043484.6	12/19/2019	PUBLISHED
148570-003246	RUSSIA	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	2021121189	12/19/2019	PUBLISHED

Execution Version

148570-003248	SINGAPORE	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	11202106531V	12/19/2019	ABANDONED
148570-003258	SINGAPORE	COMPOSITIONS, DEVICES, AND METHODS FOR THE TREATMENT OF OVERDOSE AND REWARD-BASED DISORDERS	10202301750Q	12/19/2019	PUBLISHED